SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: December 12, 2005
                       (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                 000-28307                  13-3709558
          ------                 ---------                  ----------
     (State or other            (Commission                (IRS Employer
jurisdiction of Incorporation)  File Number)             Identification No.)


305 Madison Avenue, New York, NY                              10165
--------------------------------                              -----
(Address of principal executive office)                    (Zip code)

Registrant(s telephone number including area code        (212) 808-0607
                                                          -------------
               _________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 12, 2005, Mr. Richard Selinfreund resigned his position as a director of registrant. On December 19, 2005, Mr. Geoffrey Donaldson resigned his position as a director of the registrant. The resignations have been accepted.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                        Nesco Industries, Inc.



                                        By:/s/ Matthew L. Harriton
                                        --------------------------
                                        Matthew L. Harriton
                                        Chief Executive Officer

Date: December 20, 2005